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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 January 6, 2003



                           AXCELIS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                        000-30941                      34-1818596
 (State or other jurisdiction of      (Commission file number)     (IRS employer identification
  incorporation or organization)                                              number)

                              55 Cherry Hill Drive
                          Beverly, Massachusetts 01915
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (978) 787-4000

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Item 9.    Regulation FD Disclosure

Completion of  Sale of Shares by 401(k) plans.

	As disclosed in Axcelis' Form 10-Q for the quarter ended September 30, 2002, all of the shares of Axcelis common stock held in Eaton Corporation's 401(k) plans (the "Eaton Plans") and in the Axcelis Long Term Investment Plan, a 401(k) plan maintained by Axcelis (the "Axcelis Plan") as of December 31, 2002 were required to be sold by the trustees of the plans. All of the Axcelis shares in the Axcelis Plan were sold by January 6, 2003. On January 19, 2003, Eaton Corporation informed Axcelis that all of the Axcelis shares in the Eaton Plans had been sold.




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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AXCELIS TECHNOLOGIES, INC.

Dated: January 21, 2003            By: /s/ Cornelius F. Moses, III
                                      ----------------------------------------
                                      Cornelius F. Moses, III
                                      Executive Vice President and
                                      Chief Financial Officer